Prospectus Supplement
John Hancock Funds II
John Hancock Strategic Income Opportunities Fund (the fund)
Supplement dated June 26, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At a meeting held on June 24-26, 2025, the fund’s Board of Trustees approved a management fee reduction. As a result, the information in the “Annual fund operating expenses” table and the “Expense example” table is amended and restated as follows to reflect the fund’s management fee schedule effective July 1, 2025:
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R6
Management fee	0.64 [1]	0.64 [1]	0.64 [1]	0.64 [1]	0.64 [1]
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25 [2]	0.00
Additional other expenses	0.17	0.17	0.17	0.06	0.06
Total other expenses	0.17	0.17	0.17	0.31	0.06
Total annual fund operating expenses	1.11	1.81	0.81	1.20	0.70
Contractual expense reimbursement	-0.05 [3]	-0.05 [3]	-0.05 [3]	-0.05 [3]	-0.05 [3]
Total annual fund operating expenses after expense reimbursements	1.06	1.76	0.76	1.15	0.65
1
“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2025.
2
“Service plan fee” has been restated to reflect maximum allowable fees.
3
The advisor contractually agrees to reduce its management fee by an annual rate of 0.04% of the fund’s average daily net assets. This agreement expires on December 31, 2025, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Shares Sold					Shares Not Sold
Expenses ($)	A	C	I	R2	R6	C
1 year	504	179	78	117	66	279
3 years	734	565	254	376	219	565
5 years	982	975	445	655	385	975
10 years	1,693	1,939	997	1,450	866	1,939
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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